UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 27, 2005
                                                         ----------------


                             ARROW ELECTRONICS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)



            NEW YORK                    1-4482                11-1806155
            --------                    ------                ----------
  (State or Other Jurisdiction       (Commission            (IRS Employer
        of Incorporation)            File Number)        Identification No.)


                    50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
                    -----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000
                                                            -------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 20.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 27, 2005, the Registrant issued a press release announcing that the corporation had signed a definitive agreement pursuant to which Arrow will acquire all of the issued share capital of DNSint.com AG. A copy of the press release is attached hereto as an Exhibit (99.1).


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  EXHIBITS

            99.1 press release issued by Arrow Electronics, Inc. dated October 27, 2005.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ARROW ELECTRONICS, INC.


Date:  October 27, 2005                        By:  /s/Peter S. Brown
                                                    -----------------
                                             Name:  Peter S. Brown
                                            Title:  Senior Vice President




                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

99.1              Press release issued by Arrow Electronics, Inc., dated
                  October 27, 2005.